SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

August 14, 2002
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Date of Report (Date of earliest event reported)

Coca-Cola Enterprises Inc.
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(Exact name of registrant as specified in its charter

Delaware
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(State or other jurisdiction of incorporation)

01-09300 (Commission File No.)	58-0503352 (IRS Employer Identification No.)

2500 Windy Ridge Parkway, Suite 700
Atlanta, Georgia 30339
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(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (770) 989-3000

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.
(c) Exhibits
99.1	Statement Under Oath of Principal Executive Officer of Coca-Cola Enterprises Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings.
99.2	Statement Under Oath of Principal Financial Officer of Coca-Cola Enterprises Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings.

Item 9.	Regulation FD Disclosure
On August 14, 2002, Coca-Cola Enterprises Inc. submitted to the Securities and Exchange Commission the Statements under Oath of the Principal Executive Officer and the Principal Financial Officer in accordance with the SEC's June 27, 2002 Order requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.

The information in Exhibits 99.1 and 99.2 is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2002	COCA-COLA ENTERPRISES INC. By: S/ E. LISTON BISHOP III E. LISTON BISHOP III Vice President, Deputy General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Statement Under Oath of Principal Executive Officer of Coca-Cola Enterprises Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings.
99.2	Statement Under Oath of Principal Financial Officer of Coca-Cola Enterprises Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings.